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                                                                 October 1, 2001
 FUND PROFILE
T. ROWE PRICE
Balanced Fund

 A fund seeking capital growth and current income from stocks and bonds.



This profile summarizes key information about the fund that is included in the fund's prospectus. The fund's prospectus includes additional information about the fund, including a more detailed description of the risks associated with investing in the fund that you may want to consider before you invest. You may obtain the prospectus and other information about the fund at no cost by calling 1-800-638-5660, or by visiting our Web site at www.troweprice.com.
TROWEPRCELOGO
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FUND PROFILE
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 What is the fund's objective?

   The fund seeks to provide capital growth, current income, and preservation of capital through a portfolio of stocks and fixed-income securities.


 What is the fund's principal investment strategy?

   We normally invest approximately 60% of total assets in U.S. and foreign common stocks and 40% in fixed-income securities. We will invest at least 25% of total assets in senior fixed-income securities.

   When deciding upon asset allocations, the manager may favor fixed-income securities if the economy is expected to slow sufficiently to hurt corporate profit growth. The opposite may be true when strong economic growth is expected. When selecting particular stocks to purchase, the manager will examine relative values and prospects among growth- and value-oriented stocks, domestic and international stocks, and small- to large-cap stocks. Domestic stocks are drawn from the overall U.S. market while international equities are selected primarily from large companies in developed countries. This process draws heavily upon T. Rowe Price's proprietary stock research expertise.

   Much the same security selection process applies to bonds. For example, when deciding on whether to adjust allocations to high-yield (junk) bonds, the manager will weigh such factors as the outlook for the economy and corporate earnings and the yield advantage lower-rated bonds offer over investment-grade bonds. Bonds are primarily investment grade (top four credit ratings) and are chosen from across the entire government, corporate, and mortgage-backed bond market. Maturities will reflect the manager's outlook for interest rates.

   We may also invest in other securities, including futures and options, in keeping with the fund's objective.

   Securities may be sold for a variety of reasons, such as to effect a change in asset allocation, secure a gain, limit a loss, or redeploy assets into more promising opportunities.

   Further information about the fund's investments, including a review of market conditions and fund strategies and their impact on performance, is available in the annual and semiannual shareholder reports. To obtain free copies of these documents, call 1-800-638-5660.


 What are the main risks of investing in the fund?

   The fund's program of investing in stocks, bonds, and money market securities exposes it to a variety of risks. Each of these is proportional to the percentage of assets the fund has in these securities. While the fund emphasizes income, it is still exposed to stock market volatility. The risks include:
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FUND PROFILE
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  . Risks of stock investing Stock prices can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, our assessment of companies held in the fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, a fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other types of funds.

  . Equity investors should have a long-term investment horizon and be willing to wait out bear markets.

  . Risks of bond investing Bonds have two main sources of risk. Interest rate risk is the decline in bond prices that usually accompanies a rise in interest rates. Longer-maturity bonds typically suffer greater declines than those with shorter maturities. Mortgage securities can react somewhat differently than regular bonds to interest rate changes. Falling rates can cause losses of principal due to increased mortgage prepayments. Rising rates can lead to decreased prepayments and greater volatility. Credit risk is the chance that any fund holding could have its credit downgraded, or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund's income level and share price.

   While the fund expects to invest primarily in investment-grade bonds, it may also hold high-yield (junk) bonds, including those with the lowest rating. Investment-grade bonds are those rated from the highest (AAA) to medium (BBB) quality, and high-yield bonds are rated BB and lower. The latter are speculative since their issuers are more vulnerable to financial setbacks and recession than more creditworthy companies, but BBB rated bonds may have speculative elements as well. High-yield bond issuers include small companies lacking the history or capital to merit investment-grade status, former blue chip companies downgraded because of financial problems, and firms with heavy debt loads.

  . Risks of foreign securities To the extent the fund invests in foreign stocks and bonds, it is also subject to the special risks associated with such investments whether denominated in U.S. dollars or foreign currencies. These risks include potentially adverse political and economic developments overseas, greater volatility, less liquidity, and the possibility that foreign currencies will decline against the dollar, lowering the value of securities denominated in those currencies.

  . Derivatives risk To the extent the fund uses futures and options, it is exposed to additional volatility and potential losses.
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FUND PROFILE
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   As with any mutual fund, there can be no guarantee the fund will achieve its objective.

  . The fund's share price may decline, so when you sell your shares, you may lose money. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


 How can I tell if the fund is appropriate for me?

   Consider your investment goals, your time horizon for achieving them, and your tolerance for risk. Generally, the fund is intended for those seeking a middle-of-the-road approach that emphasizes stocks for their higher capital appreciation potential but retains a significant income component to temper principal volatility.

   If you are investing for principal safety and liquidity, you should consider a money market fund.

   The fund can be used in both regular and tax-deferred accounts, such as IRAs.


 How has the fund performed in the past?

   The bar chart showing calendar year returns and the average annual total return table indicate risk by illustrating how much returns can differ from one year to the next and over time. Fund past performance is no guarantee of future returns.

   The fund can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted in the chart.
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FUND PROFILE
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
                      Calendar Year Total Returns
  "91"   "92"   "93"   "94"   "95"   "96"   "97"   "98"   "99"    "00"
 ----------------------------------------------------------------------
 21.98  7.71   13.35  -2.05  24.88  14.57  18.97  15.97  10.26   2.09
 ----------------------------------------------------------------------


          Quarter ended              Total return

 Best quarter                           12/31/98 12.22%

 Worst quarter                           9/30/98 -6.51%

 Table 1  Average Annual Total Returns
                                         Periods ended 09/30/2001
                                     1 year      5 years     10 years/a/
 ----------------------------------
  Balanced Fund                         -9.87%        8.25%       10.13%

  Merrill Lynch-Wilshire Capital
  Markets                              -17.80         8.21        10.03
  Combined Index Portfolio (60%
  Stocks and 40% Corporate and
  Government Bonds)/b/                 -12.28         9.77        10.95
  Lipper Balanced Fund Index           -10.33         8.19         9.58
 ------------------------------------------------------------------------------


 These figures include changes in principal value, reinvested dividends, and capital gain distributions, if any.

 /a/
   Performance prior to September 1, 1992, reflects managers other than T. Rowe Price.

 /b/
   The securities indexes used as comparisons for the stock and bond portions of the fund are the S&P 500 and Lehman U.S. Aggregate Index, respectively.


 What fees or expenses will I pay?

   The fund is 100% no load. There are no fees or charges to buy or sell fund shares, reinvest dividends, or exchange into other T. Rowe Price funds. There are no 12b-1 fees.

 Table 2  Fees and Expenses of the Fund*
                                                Annual fund operating expenses
                                         (expenses that are deducted from fund assets)
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
  Management fee                                            0.47%/ // /
  Other expenses                                            0.32%
  Total annual fund operating expenses                      0.79%/ // /
 --------------------------------------------------------------------------------------


 * Redemption proceeds of less than $5,000 sent by wire are subject to a $5 fee paid to the fund. Accounts with less than a $2,000 balance (with certain exceptions) are subject to a $10 fee.


   Example. The following table gives you a rough idea of how expense ratios may translate into dollars and helps you to compare the cost of investing in this fund with that of other mutual funds. Although your actual costs may be higher or lower, the table shows how much you would pay if operating expenses remain the same, you invest $10,000, earn a 5% annual return, and hold the investment for the following periods and then redeem:
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FUND PROFILE
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
      1 year      3 years      5 years       10 years
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
       $81         $252         $439           $978
    ----------------------------------------------------



 Who manages the fund?

   The fund is managed by T. Rowe Price Associates, Inc. Founded in 1937, T. Rowe Price and its affiliates manage investments for individual and institutional accounts. The company offers a comprehensive array of stock, bond, and money market funds directly to the investing public.

   Richard T. Whitney manages the fund day to day and has been chairman of its Investment Advisory Committee since 1994. He joined T. Rowe Price in 1985 and has been managing investments since 1986.


 Note: The following questions and answers about buying and selling shares and services do not apply to employer-sponsored retirement plans. If you are a participant in one of these plans, please call your plan's toll-free number for additional information.


 How can I purchase shares?

   Fill out the New Account Form and return it with your check in the postpaid envelope. The minimum initial purchase is $2,500 ($1,000 for IRAs and gifts or transfers to minors). The minimum subsequent investment is $100 ($50 for IRAs, gifts or transfers to minors, or Automatic Asset Builder). You can also open an account by bank wire, by exchanging from another T. Rowe Price fund, or by transferring assets from another financial institution.


 How can I sell shares?

   You may redeem or sell any portion of your account on any business day. Simply write to us or call. You can also access your account at any time via Tele*Access /(R)/ or our Web site. We offer convenient exchange among our entire family of domestic and international funds. Restrictions may apply in special circumstances, and some redemption requests need a signature guarantee.


 When will I receive income and capital gain distributions?

   The fund distributes income quarterly and net capital gains, if any, at year-end. For regular accounts, income and short-term gains are taxable at ordinary income rates, and long-term gains are taxable at the capital gains rate. Distributions are reinvested automatically in additional shares unless you choose another option, such as receiving a check. Distributions paid to IRAs and employer-sponsored retirement plans are automatically reinvested.
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FUND PROFILE
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 What services are available?

   A wide range, including but not limited to:

  . retirement plans for individuals and large and small businesses;

  . automated information and transaction services by telephone or computer;

  . electronic transfers between fund and bank accounts;

  . automatic investing and automatic exchange;

  . brokerage services; and

  . asset manager accounts.
T. Rowe Price Associates, Inc.
100 East Pratt Street
Baltimore, MD 21202
www.troweprice.com
LOGO
                                                                     RPS F68-035
 T. Rowe Price Investment Services, Inc., Distributor